EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 8/1/09 through 8/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: September 30, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
August 31, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$100,000	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	8,915,536
RESTRICTED CASH	257,479
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,368,702	14,648
DUE FROM AFFILIATE	476,678,555
PREPAID EXPENSES	1,558,504
DEPOSITS AND OTHER ASSETS	1,986,749	18,714
INVESTMENTS IN SUBSIDIARIES	(291,470,447)		(81,211,347)	(85,469,632)	(34,420,701)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,713,563

TOTAL ASSETS	$206,607,346	$1,502,811	$(81,211,347)	$(85,469,632)	$(34,420,701)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$174,326,251	$-	$-	$-	$-
ACCRUED INTEREST	7,949,875
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	1,424,740
DUE TO AFFILIATE	359,626,567
ACCOUNTS PAYABLE AND OTHER LIABILITIES	22,032,315	118,741
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	565,359,748	118,741	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(358,752,402)	1,384,071	(81,211,347)	(85,469,632)	(34,420,701)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$206,607,346	$1,502,811	$(81,211,347)	$(85,469,632)	$(34,420,701)

	$(293,023,791)	RE of consolidated subs
	1,553,344	Investment in Keane Stud
	$(291,470,447)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
August 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,517,506)	14,770	(3,183)	(315,145)	(18,326,432)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,517,506)	$14,770	$(3,183)	$(315,145)	$(18,326,432)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,517,506)	14,770	(3,183)	(315,145)	(18,326,432)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,517,506)	$14,770	$(3,183)	$(315,145)	$(18,326,432)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
August 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,537,535	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,475,471	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,341,010)	-

NET RENTAL REAL ESTATE	-	-	-	29,143,585	-

CASH AND CASH EQUIVALENTS		-	-	131,368	-
RESTRICTED CASH		-	-	118,720	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	1,627	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,553,514	-	-	-
PREPAID EXPENSES		-	543	164,372	538
DEPOSITS AND OTHER ASSETS		-	-	24,475	-
INVESTMENTS IN SUBSIDIARIES	(4,018)	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$(4,018)	$1,553,514	$5,538,078	$29,584,147	$3,209,890

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	635,059	868,629	300,025
ACCRUED PROPERTY TAXES		1,869	77,898	212,776	-
ACCOUNTS PAYABLE TRADE		4,610	45,674	193,669	-
DUE TO AFFILIATE		-	37,920,028	3,712,258	9,437,924
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,164,638	298,337
TENANT SECURITY DEPOSITS		-	-	79,719	-

TOTAL LIABILITIES	-	76,480	49,313,912	47,690,184	13,636,284

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	(4,018)	1,477,034	(43,775,834)	(18,106,038)	(10,426,395)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(4,018)	$1,553,514	$5,538,078	$29,584,147	$3,209,890

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
August 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$1,980,793	$4,589,173	$7,770,202	$274,738

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	7,411	63,766	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	565,341	-	-	8,950,038
PREPAID EXPENSES	-	100,497	539	588	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	20,631	-	-	-

TOTAL ASSETS	$7,411	$2,732,222	$4,589,748	$7,775,808	$9,225,819

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$1,960,578	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	248,381	323,731	1,535,530	-
ACCRUED PROPERTY TAXES	-	228,883	45,566	384,260	190,988
ACCOUNTS PAYABLE TRADE	102,605	17,683	7,582	4,875	23,351
DUE TO AFFILIATE	41,157,414	-	6,325,687	12,739,941	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	698,842	678,502	353,844	30,680	653,286
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,958,861	3,134,026	10,956,411	23,665,285	867,626

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,951,450)	(401,804)	(6,366,663)	(15,889,478)	8,358,193

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$7,411	$2,732,222	$4,589,748	$7,775,808	$9,225,819

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
August 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,502,929	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	3,012	84,891	49,660	8,006	-
RESTRICTED CASH	-	272,346	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	11,628	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	96,898	12,414	283	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	145,509	-	-	-

TOTAL ASSETS	$3,012	$79,123,449	$91,228	$8,289	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$66,793,680	$-	$-	$-
ACCRUED INTEREST	367,229	839,157	-	-	-
ACCRUED PROPERTY TAXES	-	-	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	683,456	86,986	124,297	-
DUE TO AFFILIATE	2,596,630	8,104,830	7,877,035	5,052,316	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	4,037,613	92,489	161,297	-
TENANT SECURITY DEPOSITS	-	182,219	-	-	-

TOTAL LIABILITIES	4,518,336	80,640,955	8,056,510	5,337,910	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,515,323)	(1,517,506)	(7,965,281)	(5,329,620)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,012	$79,123,449	$91,228	$8,289	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
August 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$55,009,448	$6,077,031	$163,051,199

LAND	69,592,579	-	79,601,703
BUILDING IMPROVEMENTS	425,551,265	-	447,026,736
LESS: ACCUMULATED DEPRECIATION	(122,168,820)	-	(124,509,830)

NET RENTAL REAL ESTATE	372,975,024	-	402,118,609

CASH AND CASH EQUIVALENTS	158,447	-	9,352,079
RESTRICTED CASH	14,190,079	-	14,909,800
GOODWILL	-	-	2,692,343
ACCOUNTS RECEIVABLE BASE RENT	204,026	-	217,281
MISCELLANEOUS ACCOUNTS RECEIVABLE	93,375	(10,960)	2,465,765
DUE FROM AFFILIATE	116,726,464	(631,651,582)	-
PREPAID EXPENSES	3,439,840	(3,688)	5,371,329
DEPOSITS AND OTHER ASSETS	678,812	(18,714)	2,734,573
INVESTMENTS IN SUBSIDIARIES	-	514,276,986	1,553,344
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	4,461,742	-	8,341,445

TOTAL ASSETS	$567,937,258	$(111,330,926)	$614,083,579

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$572,894,258	$-	$882,699,579
ACCRUED INTEREST	6,632,669	-	19,700,285
ACCRUED PROPERTY TAXES	3,521,341	776,038	5,439,619
ACCOUNTS PAYABLE TRADE	1,046,027	8	3,804,046
DUE TO AFFILIATE	79,008,671	(573,559,303)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,524,415	(900,910)	45,369,016
TENANT SECURITY DEPOSITS	2,213,291	6,123	2,481,352

TOTAL LIABILITIES	677,840,672	(573,678,044)	959,493,897

MINORITY INTEREST	-	13,342,090	13,342,090

SHAREHOLDERS' DEFICIT	(109,903,414)	449,005,027	(358,752,408)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$567,937,258	$(111,330,926)	$614,083,579

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eight Months Ended August 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	133,238	659,150

Total revenue	133,238	659,150	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,639)	-
Depreciation	-	15,830
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	17,915,178	787,365

Total expenses	18,779,539	803,195	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(81,374,247)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	188,526	-
Interest expense	(5,576,471)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(87,855,604)	-	-	-	-

Income tax expense	(28,413)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(106,530,318)	$(144,045)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eight Months Ended August 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eight Months Ended August 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	2,321,616	-

Total revenue	-	89,900	-	2,321,616	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	96,253	1,204,260	152,536
Depreciation		-	-	382,598	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		741	13,417	6,178	691,936

Total expenses	-	111,700	13,032,532	1,593,037	844,471

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(436,354)	(1,047,298)	(296,280)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(436,354)	(1,047,298)	(296,280)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(21,800)	$(13,468,886)	$(318,719)	$(1,140,752)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eight Months Ended August 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,900,400	$1,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,900,400	1,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	6,345,025	-	-	1,014,461
Property operations	109,128	178,175	-	154,720	(119,919)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	101,376	192,751	408	54,566	13,551

Total expenses	18,462,861	6,715,951	6,366,663	209,287	908,094

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(262,285)	-	(1,541,568)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	(262,285)	-	(1,541,568)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,094,854	$(5,643,615)	$(6,366,663)	$(1,745,145)	$(16,617)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eight Months Ended August 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	1,232,669	1,457,334	88,437

Total revenue	106,227	1,232,669	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	319,993	1,113,310	528,818	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	143,686	6,829	75,009

Total expenses	402,872	1,256,997	846,933	124,616

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(245,766)	(1,486,938)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	(0)	0
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(987,586)	(1,486,938)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,284,232)	$(1,511,266)	$(3,897,795)	$814,451

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Eight Months Ended August 31, 2009
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$4,052,480	$-	$-	$25,268,878
Rental and other	49,567,128	(608,539)	(29,729)	54,933,241

Total revenue	53,619,608	(608,539)	(29,729)	80,202,119

Expenses:
Cost of sales	3,698,874	-	-	29,394,883
Property operations	26,655,938	-	(39,249)	29,893,717
Depreciation	8,737,594	(15,830)	-	9,504,965
Provision for losses	-	-	-	1,400,000
Impairment charges	56,748,241	1,678,513	-	77,715,872
General and administrative	1,668,297	793,618	-	22,475,308

Total expenses	97,508,944	2,456,301	(39,249)	170,384,744

Other income and (expenses):
Equity in loss of subsidiaries	-	74,257,674	-	(7,116,573)
Minority interest income of partnerships and joint ventures	394,984	-	-	394,984
Interest income	117	-	-	188,643
Interest expense	(23,830,745)	-	11,872	(35,616,998)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,274,530	-	-	18,274,530
Gain (loss) on transfer of assets	-	-	-	(2,699,775)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,886)	(741,821)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(3,834,681)	74,257,674	(1,327,126)	(27,818,298)

Income tax expense	-	-	-	(28,413)

Discontinued operations	-	-	1,317,606	1,317,606

Net income (loss)	$(47,724,017)	$71,192,835	$-	$(116,711,731)

TARRAGON CORPORATION
CASH FLOW FOR AUGUST 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	7/31/09	Receipts	Disbursements	Disbursements	Transfers	8/31/09

Tarragon Corporation	$11,045,007	$1,216,307	$(3,329,181)	$(1,169,781)	$1,153,190	$8,915,542
Tarragon Management Inc.	-		(86,297)	-	86,297	-

Filing entities:
Rentals:
Aldridge Apartments	50,046	-	(80)	-	(306)	49,660
Stonecrest Apartments	8,681	-	(675)	-	-	8,006
Orlando Central Park	32,781	-	(10,501)	-	(19,268)	3,012
Bermuda Island	75,147	346,321	(290,100)	-	-	131,368
800 Madison	137,853	527,026	(478,166)	-	(101,822)	84,891

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	214,467	1,214,858	(152,786)	-	(1,118,091)	158,448
Total Company	$11,565,140	$3,304,512	$(4,347,786)	$(1,169,781)	$-	$9,352,085

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eight Months Ended August 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	7/31/2009			8/31/2009	7/31/2009			8/31/2009	7/31/2009	8/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,821,746	$25,600	$0	16,847,346	$(16,844,600)	$0	$21,604	(16,866,204)	$(22,854)	$(18,858)
One Hudson Park	(8,987,977)	32,905	13,851	(8,968,923)	8,987,617	248	37,826	8,950,039	(360)	(18,884)
Orlando Central Park	2,551,492	45,138	0	2,596,630	(2,596,630)	6,802	6,802	(2,596,630)	(45,138)	0
Block 88-TRI	14,489,375	0	21,884	14,467,491	(14,489,375)	21,884	0	(14,467,491)	0	0
Twelve Oaks at Fenwick Plantation	(2,662,175)	88,081	0	(2,574,094)	2,574,095	0	0	2,574,095	(88,080)	1
Trio East	9,437,924	0	0	9,437,924	(9,437,924)	0	0	(9,437,924)	0	0
Trio West	41,134,083	46,392	39,415	41,141,060	(41,111,563)	0	45,852	(41,157,415)	22,520	(16,355)
Aldridge Apartments	7,876,290	7,480	6,754	7,877,016	(7,878,426)	6,754	5,363	(7,877,035)	(2,136)	(19)
Stonecrest Apartments	5,052,714	278	675	5,052,317	(5,052,743)	675	248	(5,052,316)	(29)	1
Central Square	12,731,026	8,186	0	12,739,212	(12,731,745)	0	8,196	(12,739,941)	(719)	(729)
Orion Towers	44,369,401	5,912	0	44,375,313	(44,369,401)	0	13,092	(44,382,493)	0	(7,180)
Bermuda Island	3,730,825	0	18,567	3,712,258	(3,724,421)	12,163	0	(3,712,258)	6,404	0
900 Monroe	8,004,201	0	0	8,004,201	(8,004,201)	0	0	(8,004,201)	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eight Months Ended August 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	7/31/2009			8/31/2009	7/31/2009			8/31/2009	7/31/2009	8/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Topside Property	$1,038,466	$1,486,926	$1,656,821	$868,571	$0	$0	$0	$0	$1,038,466	$868,571
Sold Property Expenses	1,100,770	1,563	79,069	1,023,264	(1,100,770)	79,069	1,563	(1,023,264)	0	0
301 Route 17 (aka Meadows)	3,301	0	3,301	0	0	3,301	3,301	0	3,301	0
Ansonia	52,048,951	4,780,774	3,768,919	53,060,806	(15,407,097)	5,079,366	4,715,880	(15,043,611)	36,641,854	38,017,195
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,075,692	0	41,526	1,034,166	(1,075,692)	41,526	0	(1,034,166)	0	0
Sold Property Expenses Cont Ops	19,598	9,387	147,376	(118,391)	(19,598)	147,376	9,387	118,391	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,047,792	0	184	5,047,608	(5,047,792)	184	0	(5,047,608)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,601,272	5,155	0	9,606,427	(9,604,207)	0	5,190	(9,609,397)	(2,935)	(2,970)
Mirabella	16,544,704	29,938	439,782	16,134,860	(16,536,030)	427,653	31,041	(16,139,418)	8,674	(4,558)
Alta Mar	(4,697,924)	31,599	14,794	(4,681,119)	4,697,290	16,599	32,232	4,681,657	(634)	538
Cobblestone at Eagle Harbor	1,471,669	0	129,538	1,342,131	(1,402,119)	16,642	0	(1,385,477)	69,550	(43,346)
Vintage at the Grove	12,812,773	182,294	424,121	12,570,946	(12,869,477)	1,029,980	768,431	(12,607,928)	(56,704)	(36,982)
Tradition at Palm Aire	23,005,333	0	5,564	22,999,769	(23,005,300)	5,531	0	(22,999,769)	33	0
Merritt Stratford	2,215,166	0	0	2,215,166	(2,215,166)	0	0	(2,215,166)	0	0
The Exchange	29,527,668	40,040	5,819	29,561,889	(29,527,070)	2,058	40,040	(29,565,052)	598	(3,163)
Villas at 7 Dwarfs	(6,655,137)	1,868	2,674	(6,655,943)	6,654,107	2,500	667	6,655,940	(1,030)	(3)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,677,335)	238,976	0	(23,438,359)	23,438,359	0	0	23,438,359	(238,976)	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eight Months Ended August 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	7/31/2009			8/31/2009	7/31/2009			8/31/2009	7/31/2009	8/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,551,682)	$1,003	$1,306	$(7,551,985)	$7,551,682	$1,306	$2,789	$7,550,199	$0	$(1,786)
1118 Adams	4,745,653	68,311	44,257	4,769,707	(4,706,840)	4,445	60,987	(4,763,382)	38,813	6,325
1118 Adams Parking, Inc.	100,532	7,883	17,297	91,118	(95,705)	710	7,883	(102,878)	4,827	(11,760)
1118 Adams Parking - Eliminations	(238,263)	0	7,583	(245,846)	238,623	7,583	0	245,846	0	0
20 North Water Street	9,730,550	0	2,800	9,727,750	(9,730,550)	2,800	0	(9,727,750)	0	0
Southampton Pointe	(2,191,826)	26,232	0	(2,165,594)	2,165,594	0	0	2,165,594	(26,232)	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	76,003	151,844	229,851	(2,004)	(76,384)	260,950	157,308	27,258	(381)	25,254
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,023,664)	6,590	0	(12,017,074)	12,017,074	0	0	12,017,074	(6,590)	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	5,763,795	0	0	5,763,795	(5,763,795)	0	0	(5,763,795)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	(18,082)	18,082	0	0	0	0	0	0	(18,082)	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,961,521)	0	13,322	(1,974,843)	1,974,842	0	0	1,974,842	13,321	(1)
Mohegan Hill	53,591,951	899	6,893	53,585,957	(53,591,951)	6,893	1,588	(53,586,646)	0	(689)
Mustang Creek	(311,748)	125,758	143,520	(329,510)	289,196	173,401	167,796	294,801	(22,552)	(34,709)
The Hamptons	(4,153,204)	831	277	(4,152,650)	4,153,204	277	831	4,152,650	0	0
Woodcreek - FL	(11,804,548)	173,517	146,235	(11,777,266)	11,792,423	306,630	345,095	11,753,958	(12,125)	(23,308)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eight Months Ended August 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	7/31/2009			8/31/2009	7/31/2009			8/31/2009	7/31/2009	8/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,033,309)	$0	$41,671	$(10,074,980)	$10,070,271	$0	$0	$10,070,271	$36,962	$(4,709)
11 Mt Pleasant	18,376,422	1,097	397	18,377,122	(18,377,122)	347	347	(18,377,122)	(700)	0
French Villa	(2,845,584)	0	6,434	(2,852,018)	2,852,018	0	0	2,852,018	6,434	0
Southern Elms	(1,206,852)	47,389	43,347	(1,202,810)	1,208,476	54,708	59,760	1,203,424	1,624	614
Park Dale Gardens	(1,699,459)	24,885	0	(1,674,574)	1,674,574	0	0	1,674,574	(24,885)	0
Creekwood Village	(6,896,287)	0	1,181	(6,897,468)	6,897,468	0	0	6,897,468	1,181	0
Summit on the Lake	(2,481,503)	105,853	110,650	(2,486,300)	2,488,330	120,209	112,508	2,496,031	6,827	9,731
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,672,330)	55,720	42,643	(8,659,253)	8,631,205	40,543	13,540	8,658,208	(41,125)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,123,602	0	0	3,123,602	(3,123,602)	0	0	(3,123,602)	0	0
Block 106	9,121,165	0	0	9,121,165	(9,123,255)	0	0	(9,123,255)	(2,090)	(2,090)
Block 114	1,735,981	24,877	0	1,760,858	(1,735,981)	0	24,877	(1,760,858)	0	0
Block 104	(341,407)	411	17	(341,013)	341,190	193	3,357	338,026	(217)	(2,987)
Block 144	4,320,254	47,630	0	4,367,884	(4,320,263)	0	47,630	(4,367,893)	(9)	(9)
Block 112(MWH)	11,854,406	631	0	11,855,037	(11,855,100)	0	0	(11,855,100)	(694)	(63)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,290,416)	60,830	84,516	(4,314,102)	3,806,559	88,464	81,277	3,813,746	(483,857)	(500,356)
Dogwood Hills	(1,974,249)	54,459	52,499	(1,972,289)	1,637,880	56,494	52,128	1,642,246	(336,369)	(330,043)
Groton Towers	(4,610,224)	89,965	121,147	(4,641,406)	3,880,635	128,194	131,300	3,877,529	(729,589)	(763,877)
Gull Harbor	(1,565,997)	11,594	61,525	(1,615,928)	1,571,132	65,571	26,242	1,610,461	5,135	(5,467)
Hamden Center	(2,635,766)	51,837	68,626	(2,652,555)	2,220,893	74,883	68,750	2,227,026	(414,873)	(425,529)
Lakeview	(2,686,135)	72,370	70,944	(2,684,709)	2,093,907	76,901	88,010	2,082,798	(592,228)	(601,911)
Nutmeg Woods	(11,705,164)	346,064	330,246	(11,689,346)	9,522,255	350,913	431,043	9,442,125	(2,182,909)	(2,247,221)
Ocean Beach	(13,035,905)	243,801	307,133	(13,099,237)	10,553,729	335,547	325,685	10,563,591	(2,482,176)	(2,535,646)
Parkview	(5,829,876)	123,126	194,060	(5,900,810)	4,509,773	188,725	180,312	4,518,186	(1,320,103)	(1,382,624)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Eight Months Ended August 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	7/31/2009			8/31/2009	7/31/2009			8/31/2009	7/31/2009	8/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	$(3,867,462)	$131,102	$188,861	$(3,925,221)	$2,146,084	$197,382	$204,698	$2,138,768	$(1,721,378)	$(1,786,453)
Woodcliff	(19,756,810)	449,764	545,730	(19,852,776)	16,901,760	577,907	547,482	16,932,185	(2,855,050)	(2,290,591)
200 Fountain	2,208,317	119,639	236,595	2,091,361	(3,840,050)	237,636	188,515	(3,790,929)	(1,631,733)	(1,699,568)
278 Main	378,600	52,674	102,545	328,729	(1,146,290)	111,008	87,331	(1,122,613)	(767,690)	(793,884)
Club at Danforth	(10,768,037)	258,731	313,417	(10,822,723)	9,482,210	259,340	315,374	9,426,176	(1,285,827)	(1,396,547)
Forest Park	(4,063,138)	123,377	160,164	(4,099,925)	3,097,258	172,085	161,369	3,107,974	(965,880)	(991,951)
Heather Hill	(25,419,749)	513,857	598,373	(25,504,265)	19,701,224	575,595	739,010	19,537,809	(5,718,525)	(5,966,456)
Liberty Building	(6,024,481)	257,065	162,904	(5,930,320)	4,811,997	178,867	198,325	4,792,539	(1,212,484)	(1,137,781)
Links at Georgetown	(8,781,946)	283,707	469,696	(8,967,935)	7,424,301	314,188	380,247	7,358,242	(1,357,645)	(1,609,693)
Lofts at the Mills	3,894,966	291,979	388,260	3,798,685	(5,981,776)	445,350	410,942	(5,947,368)	(2,086,810)	(2,148,683)
River City	(6,228,480)	215,840	195,181	(6,207,821)	3,395,789	208,804	313,489	3,291,104	(2,832,691)	(2,916,717)
Villa Tuscany	(16,082,660)	110,625	0	(15,972,035)	15,972,034	0	0	15,972,034	(110,626)	(1)
Vintage at Legacy	(3,825,987)	483,471	630,522	(3,973,038)	1,530,008	744,677	725,062	1,549,623	(2,295,979)	(2,423,415)
Vintage at Madison	(3,326,991)	133,174	181,895	(3,375,712)	2,507,056	193,115	195,379	2,504,792	(819,935)	(870,920)
Vintage at the Parke	(3,830,853)	317,783	253,178	(3,766,248)	2,228,217	286,814	354,700	2,160,331	(1,602,636)	(1,605,917)
Vintage at Plantation	(8,416,155)	227,773	243,950	(8,432,332)	6,900,696	185,754	287,487	6,798,963	(1,515,459)	(1,633,369)
Mariner Plaza	(4,263,953)	3,291	0	(4,260,662)	4,260,662	0	0	4,260,662	(3,291)	0
Midway Mills Crossing	(4,329,953)	0	31,899	(4,361,852)	4,361,852	0	0	4,361,852	31,899	0
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	0	0	(4,303,241)	4,303,241	0	0	4,303,241	0	0
Shortfall Note	(15,756,946)	15,973,215	216,268	1	15,756,946	216,268	15,973,215	(1)	0	0
	$101,983,383	$28,959,048	$13,890,449	$117,051,982	$(101,983,387)	$14,151,788	$29,220,383	$(117,051,982)	$(4)	$0

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
August 31, 2009
GL Acct # 13383

Bank Balance 08/31/09	1,037,025.01
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	(55,967.75)
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 08/31/09	981,057.26

Reconciling Items:
WSSC – Heather Hill	(55,967.75)
(55,967.75)

TARRAGON CORPORATION
For the Eight Months Ending August 31, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

X-XXX-XXX83-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 08/01/09				3,120,544.91
	JRNL00076999	WRE10016255HLB		GRAY ROBINSON PA	08/18/09		597.50
	JRNL00076999	WRE10014853HLB		GRAY ROBINSON PA	08/18/09		196.50
	JRNL00076999	WRE10016763HLB		GRAY ROBINSON PA	08/18/09		1,566.00
	JRNL00076999	WRE10016342HLB		GRAY ROBINSON PA	08/18/09		668.50
	JRNL00076999	WRE10016341HLB		GRAY ROBINSON PA	08/18/09		15,733.00
	JRNL00076999	WRE10016346HLB		GRAY ROBINSON PA	08/18/09		423.50
	JRNL00076999	WRE10016343HLB		GRAY ROBINSON PA	08/18/09		232.50
	JRNL00077000	WRE		GRAY ROBINSON PA	08/18/09		6.00
	JRNL00077000	WRE9989204HLB		GRAY ROBINSON PA	08/18/09		148.50
	JRNL00077000	WRE10005218HLB		GRAY ROBINSON PA	08/18/09		11.00
	JRNL00077004	WRE9989195HLB		GRAY ROBINSON PA	08/18/09	12.00
	JRNL00076999	WRE10010515HLB		GRAY ROBINSON PA	08/18/09		915.00
	JRNL00076999	WRE10010512HLB		GRAY ROBINSON PA	08/18/09		18.00
	JRNL00077005	WRE-9989195HLB		GRAY ROBINSON PA	08/18/09		5.70
	JRNL00076999	WRE10016254HLB		GRAY ROBINSON PA	08/18/09		22.50
	JRNL00076999	WRE9994464HLB		GRAY ROBINSON PA	08/18/09		18.00
	JRNL00076999	WRE9994461HLB		GRAY ROBINSON PA	08/18/09		18,212.00
	JRNL00076999	WRE9989196HLB		GRAY ROBINSON PA	08/18/09		1,802.50
	JRNL00076999	WRE9994463HLB		GRAY ROBINSON PA	08/18/09		12.00
	JRNL00076999	WRE9994469HLB		GRAY ROBINSON PA	08/18/09		7.50
	JRNL00076999	WRE9994465HLB		GRAY ROBINSON PA	08/18/09		7.50
	JRNL00076999	WRE9989199HLB		GRAY ROBINSON PA	08/18/09		10.00
	JRNL00076999	WRE10016345HLB		GRAY ROBINSON PA	08/18/09		68.50
	JRNL00076999	WRE10016256HLB		GRAY ROBINSON PA	08/18/09		743.30
	JRNL00076999	WRE10016344HLB		GRAY ROBINSON PA	08/18/09		140.50
	JRNL00076999	WREGR-042309HLB		GRAY ROBINSON PA	08/18/09		19,090.10
	JRNL00076999	WRE9994467HLB		GRAY ROBINSON PA	08/18/09		366.00
	JRNL00076999	WRE9989201HLB		GRAY ROBINSON PA	08/18/09		5.00
	JRNL00076999	WRE9989195HLB		GRAY ROBINSON PA	08/18/09		12.00
	JRNL00076999	WRE10010519HLB		GRAY ROBINSON PA	08/18/09		271.80
	JRNL00076999	WRE10005209HLB		GRAY ROBINSON PA	08/18/09		16,704.30
	JRNL00076999	WRE9994470HLB		GRAY ROBINSON PA	08/18/09		1,741.50
	JRNL00076999	WRE9989202HLB		GRAY ROBINSON PA	08/18/09		19.50
	JRNL00076999	WRE1003504HLB		GRAY ROBINSON PA	08/18/09		39.00

TARRAGON CORPORATION
For the Eight Months Ending August 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00076999	WRE1005210HLB		GRAY ROBINSON PA	08/18/09		6.00
	JRNL00076999	WRE1005212HLB		GRAY ROBINSON PA	08/18/09		6.00
	JRNL00076999	WRE10003505HLB		GRAY ROBINSON PA	08/18/09		21,873.10
	JRNL00076999	WRE9994460HLB		GRAY ROBINSON PA	08/18/09		111.10
	JRNL00076999	WRE10010292HLB		GRAY ROBINSON PA	08/18/09		1,508.20
	JRNL00076999	WRE10010511HLB		GRAY ROBINSON PA	08/18/09		25,457.50
	JRNL00076999	WRE9989205HLB		GRAY ROBINSON PA	08/18/09		90.00
	JRNL00076999	WRE9994468HLB		GRAY ROBINSON PA	08/18/09		37.00
	JRNL00076999	WRE9994466HLB		GRAY ROBINSON PA	08/18/09		35.00
	JRNL00076999	WRE9994426HLB		GRAY ROBINSON PA	08/18/09		2,948.20
	JRNL00076999	WRE10005215HLB		GRAY ROBINSON PA	08/18/09		6.00
	JRNL00076999	WRE100010513HLB		GRAY ROBINSON PA	08/18/09		173.50
	JRNL00076999	WRE10005214HLB		GRAY ROBINSON PA	08/18/09		6.00
	JRNL00076999	WRE10005219HLB		GRAY ROBINSON PA	08/18/09		314.50
	JRNL00076999	WRE10010514HLB		GRAY ROBINSON PA	08/18/09		374.50
	JRNL00076999	WRE10011315HLB		GRAY ROBINSON PA	08/18/09		1,018.00
	JRNL00076999	WRE10011274HLB		GRAY ROBINSON PA	08/18/09		334.50
	JRNL00076999	WRE10011275HLB		GRAY ROBINSON PA	08/18/09		103.00
	JRNL00076999	WRE10005217HLB		GRAY ROBINSON PA	08/18/09		555.00
	JRNL00076999	WRE10005216HLB		GRAY ROBINSON PA	08/18/09		77.50
	JRNL00076999	WRE10005211HLB		GRAY ROBINSON PA	08/18/09		6.00
	JRNL00076999	WRE10005222HLB		GRAY ROBINSON PA	08/18/09		364.00
	JRNL00076999	WRE10005223HLB		GRAY ROBINSON PA	08/18/09		1,176.50
	JRNL00076999	WRE10005220HLB		GRAY ROBINSON PA	08/18/09		10.00
	JRNL00076999	WRE10005221HLB		GRAY ROBINSON PA	08/18/09		239.50
	JRNL00077021	WRECOLE052909HLB		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	08/19/09		45,188.35
	JRNL00077021	WRECOLE043009HLB		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	08/19/09		54,040.60
	JRNL00077020	WREHK-042309HLB		HOLLAND & KNIGHT LLP	08/19/09		3,459.60
	JRNL00077021	WRECOLE070709HLB		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	08/19/09		33,416.90
	JRNL00077021	WRECOLE081909HLB		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	08/19/09		4.00
	JRNL00077022	WRE081809		HOLLAND & KNIGHT LLP	08/19/09		125,541.82
	JRNL00077021	WRECOLE032709HLB		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	08/19/09		62,373.30
	JRNL00077021	WR-COLE032709HLB		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	08/19/09		69,901.55
	JRNL00077020	WREHK-060309HLB		HOLLAND & KNIGHT LLP	08/19/09		1,030.30

TARRAGON CORPORATION
For the Eight Months Ending August 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00077019	WREBDO052909HLB		BDO SEIDMAN LLP	08/19/09		17,837.05
	JRNL00077019	WREBDO060309HLB		BDO SEIDMAN LLP	08/19/09		18,549.00
	JRNL00077019	WREBDO-032609HLB		BDO SEIDMAN LLP	08/19/09		13,113.70
	JRNL00077019	WREBDO-HLB		BDO SEIDMAN LLP	08/19/09		19,736.55
	JRNL00077020	WREHK070109HLB		HOLLAND & KNIGHT LLP	08/19/09		6,168.20
	JRNL00077020	WREHK-052909HLB		HOLLAND & KNIGHT LLP	08/19/09		4,705.20
	JRNL00077019	WREBDO-070109HLB		BDO SEIDMAN LLP	08/19/09		9,079.20
	JRNL00077020	WREHK042309HLB		HOLLAND & KNIGHT LLP	08/19/09		12,992.00
	JRNL00077109	08/25/09	LG	REC SIGNATURE MASTER TRF 08/25	08/25/09		197,098.15
	JRNL00077109	08/25/09	LG	REC SIGNATURE MASTER DEP 08/25	08/25/09	13,531.98
	JRNL00077096	08/21/09	LG	REC SIGNATURE MASTER TRF 08/21	08/25/09		160,631.96
	JRNL00077129	08/26/09	LG	*Transfer to Sig Master	08/25/09	515,000.00
	JRNL00077111	08/24/09	LG	*REC SIGNATURE MASTER TRF 8/24	08/25/09		118,955.30
	JRNL00077111	08/24/09	LG	*REC SIGNATURE MASTER DEP 8/24	08/25/09	95,898.97
	JRNL00077096	08/21/09	LG	*REC SIGNATURE MASTER DEP 08/21	08/25/09	22,496.95
	JRNL00077088	08/19/09	LG	*REC SIGNATURE MASTER TRF 08/19	08/25/09		797,017.54
	JRNL00077088	08/19/09	LG	*REC SIGNATURE MASTER DEP 08/19	08/25/09	15,961.18
	JRNL00077085	08/18/09	LG	*Holland & Knight June invoices	08/25/09	125,541.82
	JRNL00077093	08/20/09	LG	*GE reimb to Tarr for Heather Hill water	08/25/09	55,967.75
	JRNL00077091	08/20/09	LG	*REC SIGNATURE MASTER TRF 08/20	08/25/09		60,389.29
	JRNL00077091	08/20/09	LG	*REC SIGNATURE MASTER DEP 08/20	08/25/09	2,744.76
	JRNL00077130	08/26/09	LG	*REC SIGNATURE MASTER DEP 08/26	08/25/09	7,163.03
	JRNL00077244		LG	*TMI AP DISB - TTL TMI - Signature	08/25/09		34,494.80
	JRNL00077230	AUGUST 09	LG	*REC SIGNATURE T/F MASTER HB DISB	08/25/09		120,505.66
	JRNL00077185		LG	*REC PAC WEST DISBURSEMENTS FUNDED - Sign	08/25/09		364,914.01
	JRNL00077362	Heather Hill 203	BP	* *WSSC (6/26-7/28) PD BY CORP	08/25/09		30,480.99
	JRNL00077362	Heather Hill 203	BP	* *WSSC (5/27-6/26) PD BY CORP	08/25/09		25,486.76
	JRNL00077244		LG	*TMI AP DISB - DIP TMI - Signature	08/25/09		203,144.96
	JRNL00077141	08/31/09	LG	*REC SIGNATURE MASTER TRF 08/31	08/25/09		27,438.45
	JRNL00077134	08/27/09	LG	*REC SIGNATURE MASTER TRF 08/27	08/25/09		9,306.52
	JRNL00077134	08/27/09	LG	*REC SIGNATURE MASTER DEP 08/27	08/25/09	38,916.30
	JRNL00077130	08/26/09	LG	*REC SIGNATURE MASTER TRF 08/26	08/25/09		34,078.16
	JRNL00077141	08/31/09	LG	*REC SIGNATURE MASTER DEP 08/31	08/25/09	132,006.35

TARRAGON CORPORATION
For the Eight Months Ending August 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00077140	08/28/09	LG	*REC SIGNATURE MASTER TRF 08/28	08/25/09		36,610.33
	JRNL00077140	08/28/09	LG	*REC SIGNATURE MASTER DEP 08/28	08/25/09	21,752.13
	JRNL00077085	08/18/09	LG	*REC SIGNATURE MASTER TRF 8/18	08/25/09		180,690.52
	JRNL00076898	08/10/09	LG	*REC SIGNATURE MASTER TRF 08/10	08/25/09		40,490.31
	JRNL00076898	08/10/09	LG	*REC SIGNATURE MASTER DEP 08/10	08/25/09	96,351.43
	JRNL00076877	08/06/09	LG	*REC SIGNATURE MASTER TRF 08/06	08/25/09		24,436.22
	JRNL00077032	08/11/09	LG	*REC SIGNATURE MASTER DEP 08/11	08/25/09	67,398.27
	JRNL00076961	08/12/09	LG	*REC SIGNATURE MASTER TRF 08/12	08/25/09		227,054.14
	JRNL00076961	08/12/09	LG	*REC SIGNATURE MASTER DEP 08/12	08/25/09	188,509.21
	JRNL00076877	08/06/09	LG	*REC SIGNATURE MASTER DEP 08/06	08/25/09	75,315.04
	JRNL00076875	08/03/09	LG	*REC SIGNATURE MASTER DEP 08/03	08/25/09	342,340.38
	JRNL00076819	08/04/09	LG	*REC SIGNATURE MASTER TRF 08/04	08/25/09		166,282.26
	JRNL00076819	08/04/09	LG	*REC SIGNATURE MASTER DEP 08/04	08/25/09	322,842.56
	JRNL00076876	08/05/09	LG	*REC SIGNATURE MASTER TRF 08/05	08/25/09		609,087.76
	JRNL00076876	08/05/09	LG	*REC SIGNATURE MASTER DEP 08/05	08/25/09	192,671.42
	JRNL00076875	08/03/09	LG	*REC SIGNATURE MASTER TRF 08/03	08/25/09		49,381.92
	JRNL00077032	08/11/09	LG	*REC 08/11/09 SIGNATURE MASTER	08/25/09		331,836.70
	JRNL00077079	08/14/09	LG	*REC SIGNATURE MASTER TRF 08/14	08/25/09		8,872.07
	JRNL00077079	08/14/09	LG	*REC SIGNATURE MASTER DEP 08/14	08/25/09	41,477.76
	JRNL00077047	08/13/09	LG	*REC SIGNATURE MASTER TRF 08/13	08/25/09		36,226.36
	JRNL00077085	08/18/09	LG	*REC SIGNATURE MASTER DEP 8/18	08/25/09	2,282.00
	JRNL00077080	08/17/09	LG	*REC SIGNATURE MASTER TRF 08/17	08/25/09		198,069.86
	JRNL00077080	08/17/09	LG	*REC SIGNATURE MASTER DEP 08/17	08/25/09	80,364.67
	JRNL00077047	08/13/09	LG	*REC SIGNATURE MASTER DEP 08/13	08/25/09	9,101.69
	JRNL00077037	08/07/09	LG	*REC 08/07/09 SIGNATURE MASTER	08/25/09	28,355.30
	JRNL00077037	08/07/09	LG	*REC 08/07/09 SIGNATURE MASTER	08/25/09		689,176.52
	JRNL00077037	08/07/09	LG	*REC SIGNATURE MASTER DEP 08/07	08/25/09	302,576.04
	JRNL00077037	08/07/09	LG	*REC 08/07/09 SIGNATURE MASTER	08/25/09	264,924.70
	JRNL00077037	08/07/09	LG	*REC 08/07/09 SIGNATURE MASTER	08/25/09	136,633.80
	JRNL00077037	08/07/09	LG	*REC 08/07/09 SIGNATURE MASTER	08/25/09	78,315.50
X-XXX-XXX83-99				Total TRI Inv Div Fund Level TRI Fund Level		3,276,452.99	5,415,940.64	981,057.26

X-XXX-XXX83-99				Total		3,276,452.99	5,415,940.64	981,057.26